                                                    Registration No. 33-_______

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ====================

                                    FORM T-1

             Statement of eligiblity under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee

          Check if an application to determine eligiblity of a trustee pursuant to Section 305(b)(2) X
                                                     ---

                              ====================

                    Manufacturers and Traders Trust Company
              (Exact name of trustee as specified in its charter)


               NEW YORK                                       16-0538020
  (Jurisdiction of incorporation                           (I.R.S. employer
or organization if not a national bank)                   identification No.)

              One M&T Plaza
            Buffalo, New York                                    14203
(Address of principal executive offices)                       (Zip Code)

                              ====================

                        COPELCO CAPITAL FINDING CORP. II
              (Exact name of obligor as specified in its charter)


                 DELAWARE                                      22-3323778
      (State or other jurisidction of                       (I.R.S. employer
      incorporation or organization)                       identification No.)

          700 East Gate Drive
        Mount Laurel, New Jersey                                  08110
(Address of principal executive offices)                        (Zip Code)

                              ====================

                   LEASE-BACKED NOTES, SERIES 1996-A, CLASS A

                   LEASE-BACKED NOTES, SERIES 1996-A, CLASS B

                        (Title of indenture securities)

===============================================================================

Item 1.   General Information

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

          Federal Reserve Bank of New York, 33 Liberty Street, New
          York, NY 10045.

          Federal Deposit Insurance Corporation, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

   [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

Item 16.  List of Exibits

          Exhibit A.  Organization Cetificate of the Trustee as now in effect
                      (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

          Exhibit B.  Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

          Exhibit C.  Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

          Exhibit D.  Existing By-laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

          Exhibit E.  Not Applicable.

          Exhibit F.  Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-
                      7309).

          Exhibit G.  Report of Condition of the Trustee*

          Exhibit H.  Not Applicable.

          Exhibit I.  Not Applicable.

- --------------------------
*Filed Herewith

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the __th day of August, 1996.

                           MANUFACTURERS AND TRADERS TRUST COMPANY


                           By:         /s/ RUSSELL T. WHITLEY
                              -------------------------------------------------
                                           Russell T. Whitley
                                           Assistant Vice President

                                    Call Date: 6/30/96 ST-BK: 36-1300 FFIEC 031
                                                                         Page 1

Legal Title of Bank: Manufacturers and Traders Trust Company
Address:             One M&T Plaza
City, State, Zip:    Buffalo, NY  14203-2399
FDIC Certificate No: 00588

Consolidated Report of Condition of Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

==================================================================================================================================
                                                                                                          C400
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                   Dollar Amounts in Thousands            Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                           RCFD
 1.  Cash and balances due from depository institutions (from Schedule RC-A)
     a. Noninterest-bearing balances and currency and coin(1).................................   0081            428,635    1.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. Interest-bearing balances(2)..........................................................   0071             10,853    1.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 2.  Securities
     a. Held-to-maturity securities (from Schedule RC-B, column A)............................   1754             94,198    2.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. Available-for-sale securities (from Schedule RC-B, column D)..........................   1773          1,531,430    2.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in TBPs:
- ----------------------------------------------------------------------------------------------------------------------------------
     a. Federal funds sold....................................................................   0276              7,228    3.a
- ----------------------------------------------------------------------------------------------------------------------------------
     b. Securities purchased under agreements to resell.......................................   0277             78,794    3.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 4.  Loans and lease financing receivables:
- ----------------------------------------------------------------------------------------------------------------------------------
     a. Loans and leases, net of unearned income (from Schedule RC-C)                            2122          8,477,381    4.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. LESS:  Allowance for loan and lease losses............................................   3123            234,836    4.b.
- ----------------------------------------------------------------------------------------------------------------------------------
     c. LESS:  Allocated transfer risk reserve................................................   3128                  0    4.c.
- ----------------------------------------------------------------------------------------------------------------------------------
     d. Loans and leases, net of unearned income, allowance,

        and reserve (item 4.a minus 4.b and 4.c)..............................................   2125          8,242,545    4.d.
- ----------------------------------------------------------------------------------------------------------------------------------
 5.  Trading assets (from Schedule RC-D)......................................................   3545             32,481    5.
- ----------------------------------------------------------------------------------------------------------------------------------
 6.  Premises and fixed assets (including capitalized leases).................................   2145            121,371    6.
- ----------------------------------------------------------------------------------------------------------------------------------
 7.  Other real estate owned (from Schedule RC-M).............................................   2150              6,763    7.
- ----------------------------------------------------------------------------------------------------------------------------------
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M).   2130                  0    8.
- ----------------------------------------------------------------------------------------------------------------------------------
 9.  Customers' liability to this bank on acceptances outstanding.............................   2155              1,361    9.
- ----------------------------------------------------------------------------------------------------------------------------------
10.  Intangible assets (from Schedule RC-M)...................................................   2343             58,568   10.
- ----------------------------------------------------------------------------------------------------------------------------------
11.  Other assets (from Schedule RC-F)........................................................   2160            187,448   11.
- ----------------------------------------------------------------------------------------------------------------------------------
12.  Total assets (sum of items 1 through 11).................................................   2170         10,780,675   12.
==================================================================================================================================

- --------
 1  Includes cash items in process of collection and unposted debits.

 2  Includes time certificates of deposit not held for trading.

                                    Call Date: 6/30/96 ST-BK: 36-1300 FFIEC 031
                                                                      Page RC-2

Legal Title of Bank: Manufacturers and Traders Trust Company
Address:             One M&T Plaza
City, State, Zip:    Buffalo, NY  14203-2399
FDIC Certificate No: 00588

Schedule RC--Continued

==================================================================================================================================
                                                                                                      0400
- ----------------------------------------------------------------------------------------------------------------------------------
                                                          Dollar Amounts in Thousands                 Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 13. Deposits:
     a. In domestic offices (sum of totals of columns A and C from
        Schedule RC-E, part I).........................................................   RCON 2200         7,820,383   13.a.
- ----------------------------------------------------------------------------------------------------------------------------------
        (1)  Noninterest-bearing balances(1)...........................................   6631              1,163,718   13.a.(1)
- ----------------------------------------------------------------------------------------------------------------------------------
        (2)  Interest-bearing..........................................................   6636              6,656,665   13.a.(2)
- ----------------------------------------------------------------------------------------------------------------------------------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (from Schedule RC-E, part II)..................................................   RCFN 2200           274,974   13.b.
- ----------------------------------------------------------------------------------------------------------------------------------
        (1)  Noninterest-bearing.......................................................   6631                      0   13.b.(1)
- ----------------------------------------------------------------------------------------------------------------------------------
        (2)  Interest-bearing..........................................................   6636                274,974   13.b.(2)
- ----------------------------------------------------------------------------------------------------------------------------------
 14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
- ----------------------------------------------------------------------------------------------------------------------------------
     a. Federal funds purchased........................................................   RCFD 0278         1,065,181   14.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. Securities sold under agreements to repurchase.................................   RCFD 0279           449,270   14.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 15. a. Demand notes issued to the U.S. Treasury.......................................   RCON 2810           124,299   15.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. Trading liabilities (from Schedule RC-D).......................................   RCFD 3548            29,070   15.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 16. Other borrowed money:
- ----------------------------------------------------------------------------------------------------------------------------------
     a. With a remaining maturity of one year or less..................................   RCFD 2332            12,116   16.a.
- ----------------------------------------------------------------------------------------------------------------------------------
     b. With a remaining maturity of more than one year................................   RCFD 2333             2,367   16.b.
- ----------------------------------------------------------------------------------------------------------------------------------

 17. Mortgage indebtedness and obligations under capitalized leases....................   RCFD 2910               719   17.
- ----------------------------------------------------------------------------------------------------------------------------------
 18. Bank's liability on acceptances executed and outstanding..........................   RCFD 2920             1,361   18.
- ----------------------------------------------------------------------------------------------------------------------------------
 19. Subordinated notes and debentures.................................................   RCFD 3200           175,000   19.
- ----------------------------------------------------------------------------------------------------------------------------------
 20. Other liabilities (from Schedule RC-G)............................................   RCFD 2930           160,085   20.
- ----------------------------------------------------------------------------------------------------------------------------------
 21. Total liabilities (sum of items 13 through 20)....................................   RCFD 2948        10,114,945   21.
- ----------------------------------------------------------------------------------------------------------------------------------
 22.  Limited-life preferred stock and related surplus.................................   RCFD 3282                 0   22.
- ----------------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL
- ----------------------------------------------------------------------------------------------------------------------------------
 23.  Perpetual preferred stock and related surplus....................................   RCFD 3830                 0   23.
- ----------------------------------------------------------------------------------------------------------------------------------
 24.  Common stock.....................................................................   RCFD 3230           120,635   24.
- ----------------------------------------------------------------------------------------------------------------------------------
 25.  Surplus (exclude all surplus related to preferred stock).........................   RCFD 3839            87,524   25.
- ----------------------------------------------------------------------------------------------------------------------------------
 26.  a. Undivided profits and capital reserves........................................   RCFD 3632           472,254   26.a.
- ----------------------------------------------------------------------------------------------------------------------------------
      b. Net unrealized holding gains (losses) on available-for-sale securities........   RCFD 8434          (14,683)   26.b.
- ----------------------------------------------------------------------------------------------------------------------------------
 27.  Cumulative foreign currency translation adjustments..............................   RCFD 3284                 0   27.
- ----------------------------------------------------------------------------------------------------------------------------------
 28.  Total equity capital (sum of items 23 through 27)................................   RCFD 3210           665,730   28.
- ----------------------------------------------------------------------------------------------------------------------------------
 29.  Total liabilities, limited-life preferred stock, and equity capital
     (sum of items 21, 22, and 28).....................................................   RCFD 3300        10,780,675   29.
==================================================================================================================================

Memorandum
To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the
     statement below that best describes the most
     comprehensive level of auditing work performed for the
     bank by independent external auditors as of any date
     during 1995                                                    Number
                                                              ------------------
                                                              RCFD 6724 N/A  M.1
- --------
1    Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       4



1. Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2. Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3. Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4.   Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

5.   Review of the bank's financial statements by external auditors

6.   Compilation of the bank's financial statements by external auditors

7.   Other audit procedures (excluding tax preparation work)

8.   No external audit work


                                       5





Legal Title of Bank:  Manufacturers and Traders Trust Company
Call Date:            6/30/96 St-BK: 36-1300
Address:              One M&T Plaza
City, State, Zip:     Buffalo, NY  14202-2399
FDIC Certificate No.: 00588


Consolidated Report of Conditon for Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                                     ====================
                                                                                                            C400
                                                                                                     --------------------
                                                                                      ---------------
                                                          Dollar Amounts in Thousands    RCFD     Bil   Mil         Thou
                                                                                      -----------------------------------
- -------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                  ////////////   //////////////////
1.   Cash and balances due from depository institutions (from Schedule RC-A):           ////////////   //////////////////
     a. Noninterest-bearing balances and currency and coin(1)........................   0081                  428,635     1.a.
     b. Interest-bearing balances(2).................................................   0071                   10,853     1.b.
2.   Securities:                                                                        ////////////   //////////////////
     a. Held-to-maturity securities (from Schedule RC-B, column A)...................   1754                    94,198    2.a.
     b. Available-for-sale securities (from Schedule RC-B, column D).................   1773                 1,511,430    2.b.
3.   Federal funds sold and securities purchased under agreements to resell in          ////////////   //////////////////
     domestic offices of the bank and its Edge and Agreement subsidiaries, and in       ////////////   //////////////////
     IBPs:                                                                              ////////////   //////////////////
     a. Federal funds sold...........................................................   0276                     7,228    3.a.
     b. Securities purchased under agreements to resell..............................   0277                    78,794    3.b.
4.   Loans and lease financing receivables:                                             /////////////////////////////////
     a. Loans and leases, net of unearned                                               /////////////////////////////////
        income (from Schedule RC-C)..........       RCFD2122            8,477,381       ///////////////////////////////// 4.a.
     b. LESS: allowance for loan and lease                                              /////////////////////////////////
        losses...............................       RCFD3123              234,836       ///////////////////////////////// 4.b.
     c. LESS: Allocated transfer risk reserve                                           /////////////////////////////////
     d. Loans and leases, net of unearned           RCFD3128                    0       ///////////////////////////////// 4.c.
        income, allowance, and reserve (item                                            /////////////////////////////////
        4.a minus 4.b and 4.c)...............                                           /////////////////////////////////
                                                                                        2125                 8,242,545    4.d.
5.   Trading assets (from Schedule RC-D).............................................   3545                    31,481    5.
6.   Premises and fixed assets (including capitalized leases)........................   2145                   121,371    6.

7.   Other real estate owned (from Schedule RC-M)                                       2150                     6,763    7.
8.   Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)..................................................................   2130                        0     8.
9.   Customers' liability to this bank on acceptances outstanding....................   2155                    1,361     9.
10.  Intangible assets (from Schedule RC-M)..........................................   2143                   58,568     10.
11.  Other assets (from Schedule RC-F)...............................................   2160                  187,448     11.
12.  Total Assets (sum of items 1 through 11)........................................   2170               10,780,675     12.
- -------------------------------------------------------------------------------------------------------------------------

- --------
1    Includes cash items in process of collection and unposted debits.

2    Includes time certificates of deposit not held for trading.

                                                                                                     ====================
                                                                                                            C400
                                                                                                     --------------------
                                                                                      ---------------
                                                          Dollar Amounts in Thousands    RCFD     Bil   Mil         Thou
                                                                                      -----------------------------------
- -------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                             /////////////////////////////////
13.  Deposits:                                                                          /////////////////////////////////
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-         /////////////////////////////////
        E, part I)...................................................................   RCON 2200          7,820,383      13.a.
        (1)  Noninterest-bearing(1)..........       RCON 6631           1,163,718       ///////////////////////////////// 13.a.(1)
        (2)  Interest-bearing................       RCON 6636           6,656,665       ///////////////////////////////// 13.a.(2)
     b. In foreign offices, Edge and Agreement Subsidiaries, and IBFs (from             /////////////////////////////////
        Schedule RC-E, part II)......................................................   RCFN 2200            274,974      13.b.
        (1)  Noninterest bearing.............       RCFN 6631               0           ///////////////////////////////// 13.b.(1)
        (2)  Interest-bearing................       RCFN 6636            274,974        ///////////////////////////////// 13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in      /////////////////////////////////
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and       /////////////////////////////////
     in IBFS:                                                                           /////////////////////////////////
     a. Federal funds purchased......................................................   RCFD 0278          1,065,181      14.a.
     b. Securities sold under agreements to repurchase...............................   RCFD 0279            449,270      14.b.
15.  a. Demand notes issued to the U.S. Treasury.....................................   RCON 2840            124,299      15.a.
     b. Trading liabilities (from Schedule RC-D).....................................   RCFD 3548             29,070      15.b.
16.  Other borrowed money:                                                              /////////////////////////////////
     a. With a remaining maturity of one year or less................................   RCFD 2332             12,136      16.a.
     b. With a remaining maturity of more than one year..............................   RCFD 2333              2,367      16.b.
17.  Mortgage indebtedness and obligations under capitalized leases..................   RCFD 2910                719      17.
18.  Bank's liability on acceptances executed and outstanding........................   RCFD 2920              1,361      18.
19.  Subordinated notes and debentures...............................................   RCFD 3200            175,000      19.
20.  Other liabilities (from Schedule RC-G)..........................................   RCFD 2930            160,085      20.
21.  Total liabilities (sum of items 13 through 20)..................................   RCFD 2948          10,114,945     21.

                                                                                        /////////////////////////////////
22.  Limited-life preferred stock and related surplus................................   RCFD 3282                  0      22.
EQUITY CAPITAL                                                                          /////////////////////////////////
23.  Perpetual preferred stock and related surplus...................................   RCFD 3838                  0      23.
24.  Common stock....................................................................   RCFD 3230            120,635      24.
25.  Surplus (exclude all surplus related to preferred stock)........................   RCFD 3839             87,524      25.
26.  a. Undivided profits and capital reserves.......................................   RCFD 3632            472,254      26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities.......   RCFD 8434           (14,683)      26.b.
27.  Cumulative foreign currency translation adjustments.............................   RCFD 3284                  0      27.
28.  Total equity capital (sum of items 23 through 27)...............................   RCFD 3210            665,730      28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items  /////////////////////////////////
     21, 22, and 28).................................................................   RCFD 3300          10,780,675     29.
                                                                                      -----------------------------------

Memorandum

To be reported only with the March Report of Condition


1.   Indicate in the box at the right the number of the
     statement below that best describes the most
     comprehensive level of auditing work performed for the
     bank by independent external auditors as of any date
     during 1995                                              RCFD 6724 N/A M.1.

1    -    Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2    -    Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3    -    Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4    -    Directors' examination of the bank peformed by other external auditors (may be required by state chartering authority)

5    -    Review of the bank's financial statements by external auditors

- --------
1 Includes total demand deposits and noninterest-bearing time and savings deposits.

6    -    Compilation of the bank's financial statements by external auditors

7    -    Other audit procedures (excluding tax preparation work)

8    -    No external audit work